SECURITIES AND EXCHANGE  COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):      February 10, 2005

                                                 HICKOK INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)	0-147 (Commission File Number)	34-0288470 (I.R.S. Employer Identification Number)

    10514 Dupont Avenue      Cleveland, Ohio                                                                                44108
    (Address of Principal Executive Offices)                                                                             (Zip Code)

Registrant's telephone number, including area code:         (216) 541-8060

(Former Name or Former Address, if Changed Since Last Report)

Item 2.02    Results of Operation and Financial Condition

            On February 10, 2005, Hickok Incorporated issued a news release announcing results for its fiscal 2005 first quarter ended December 31, 2004. The news release is furnished herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

        (c)       Exhibits.

        99.1    News Release, dated February 10, 2005

SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HICKOK INCORPORATED

By:  /s/ Robert L. Bauman
Robert L. Bauman
   President and CEO

Date:    February 10, 2005

EXHIBIT  INDEX

            Exhibit                Description of Exhibit

            99.1                    News Release, dated February 10, 2005